UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 31, 2022

(Date of earliest event reported)

RELIANCE GLOBAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Florida	001-40020	46-3390293
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Blvd. of the Americas, Suite 105 Lakewood, NJ	08701
(Address of principal executive offices)	(Zip Code)

732-380-4600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transmission period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.086 par value per share	RELI	The Nasdaq Capital Market
Series A Warrants to purchase shares of common stock, par value $0.086 per share	RELIW	The Nasdaq Capital Market

Item 5.02 Departure of Executive Officer; Appointment of Executive Officer

Effective June 1, 2022, Reliance Global Group, Inc. (the “Company”) appointed William Lebovics to serve as Chief Financial Officer (CFO). Prior to joining the Company, Mr. Lebovics served as Director of Business Development at IDT Corporation (NYSE: IDT), from 2021-2022, where he worked closely with Chairman Howard Jonas on two new lines of business for the company. From 2019-2021, William served as Finance Manager of IDW Media Holdings (NYSE: IDW) where he was responsible for dealing with financial reporting, financing, and M&A, as well as other finance related operations. From 2016-2018 Mr. Lebovics was Partner and Product Owner of a mobile tech company overseen by T5 Capital. Mr. Lebovics brings extensive corporate finance experience, including prior roles as a Portfolio Manager of Alternative Investments at Nippon Life Global Investors and as a Real Estate Consultant in PwC’s Real Assets Group. Mr. Lebovics has an MS in Accounting from Fairleigh Dickenson University, an MS in Real Estate with a concentration in Finance and Investment from NYU, and a BS in Business Management from Touro College. In connection with his appointment, Mr. Lebovics will receive an annual salary of $250,000.

On May 27, 2022, Alex Blumenfrucht, the Company’s current CFO notified the Board of Directors (the “Board”) of the Company in writing of his decision to resign, which will become effective June 1, 2022, as he wishes to pursue another career opportunity outside the insurance agency industry. Mr. Blumenfrucht will continue to remain a member of the Board and will receive monthly numeration of $3,500.

As previously reported, on February 1, 2022, the Company appointed Joel Markovits to the position of Chief Accounting Officer (CAO). This shifted the primary accounting responsibilities from the CFO to the CAO who assumed the capacity of principal accounting officer.

Item 9.01 Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RELIANCE GLOBAL GROUP, INC.

Dated: May 31, 2022	By:	/s/ Ezra Beyman
Ezra Beyman
Chief Executive Officer